GREENSPRING FUND,
                                INCORPORATED

                                    LOGO

                             SEMI-ANNUAL REPORT

                                JUNE 30, 2001





                  This report is authorized for distribution
                   only to shareholders who have received a
                    copy of the official Prospectus of the
                       Greenspring Fund, Incorporated.



























                        GREENSPRING FUND, INCORPORATED






		                              July 2001


Dear Fellow Shareholders:

The second quarter of 2001 was an extremely volatile period in the stock market. Although most stock indices finished higher for the quarter, it was anything but a smooth journey. Sharp market movements fluctuated between vigorous rallies and vicious sell-offs, as investors alternately were discouraged by repeated reports of disappointing corporate earnings and encouraged by hopes that the lowering of interest rates by the Federal Reserve would stoke the dwindling fires of the economy. The stock market in 2001 is shaping up to be the most volatile one in recent years. A study by Bear Stearns & Co. reported that through May 22, 2001, 92% of the trading days saw a change in the Standard & Poor's 500 Index of 1% or more, as compared with only 47% of the trading days from 1985-2000. Similarly, 46% of the days so far in 2001 have had a movement of 2% or more, compared with only 11% of the trading days during the previous sixteen years.

During this environment, the Greenspring Fund once again achieved steady positive performance, by gaining 2.8% during the quarter. Although our performance lagged that of many of the indices during the second quarter, our year-to-date performance of a positive 9.7% is far superior to most of the major stock market indices, many of which are still mired in negative territory.

The last several years have been an historic period in the stock market. We thought it would be appropriate to take the time to review how the Greenspring Fund's investment philosophy fared during these roller coaster times. In a relatively short period of three to four years, the value school of investing to which we staunchly belong has been at times pilloried in the press as hopelessly outdated and arcane (during 1998 to early 2000-hereinafter referred to as the mania period) and then hailed in the financial press as having once again clearly proven itself to be a very sound and savvy long-term style of investing that allowed its practitioners to avoid the devastating declines experienced by many investors from early 2000 to 2001. We continue to believe that the mania period in the stock market a couple of years ago was a once-in-a-generation occurrence. The stock market reaction to the introduction of the Internet will one day be compared with similar market action that occurred with the emergence of other revolutionary technologies such as the automobile, railroads, and airplanes. Early euphoria which resulted in spectacular stock market gains in companies in a developing industry have typically been followed by equally spectacular losses, as early expectations have not been met, and investors came to realize that the benefits of new technology often are widespread and certainly do not accrue only to the developers of the new technology, but also to those who use it.

The Greenspring Fund's goal has always been to provide its shareholders with steady, consistent investment returns, achieved with far less volatility than the market in general. Our performance during 1998 and 1999 remains disappointing to us, as it was by far the worst period in our almost 18-year history, both on an absolute performance basis, as well as when compared with market indices.

Fortunately, the Fund's performance during the year 2000 was one of the best years in our history relative to the market indices. It gives us little solace, however, that the difficulties we faced during that time pale in comparison with the stunning losses many investors suffered during the last 15 months. The difficulties we experienced during the mania period taught us many valuable lessons that we believe will continue to make us better investors as we move ahead with renewed spirit now that value investing has once again proven its long-term soundness.

The strong outperformance during the last three years by growth investors initially, and then value investors, illustrates the importance that investment style has in investment performance. Although the swings during the last several years were historically extreme, it did illustrate the need to adjust and adapt to the market environment. This is not to say that one should change one's investment philosophy, but one should recognize the importance of "reading the tea leaves" and ascertaining whether the wind is with your style, or against it. When your style is out of favor, it is still very possible to execute your investment philosophy successfully. However, one should realize that valuations might go lower than what is considered normal or reasonable. Similarly, if your style is in favor, valuations may reach levels higher than one would expect. In either case, it is important to realize that neither situation is permanent, and, therefore, one should take advantage of the opportunities presented. Admittedly, however, our disappointing relative performance during 1998 was compounded by difficulties of our own doing. Even though we have addressed those difficulties in previous letters, we feel it is important to point out that we have not forgotten these lessons; on the contrary, they have helped guide us to make better investment decisions during these volatile times. Some of the lessons we have learned, and adjustments we have consequently made, are as follows:

*First, we now put a higher degree of emphasis on investing in those companies that are not overly dependent upon raising future capital from Wall Street, which has been proven to be quite fickle, and can turn off the spigot of new capital very abruptly. The largest contributors to our difficulties during 1998 were our investments in mortgage REITs. These companies were dependent upon Wall Street to frequently raise new capital to fund their ever-increasing expansion plans. When a large hedge fund (Long Term Capital Management) encountered difficulties in its extremely large and leveraged portfolio, the markets for the assets in which the mortgage REITs had invested dried up almost over night. Suddenly unable to access the capital markets for either new equity to continue expanding, or the debt markets to refinance maturing debt, mortgage REITs faced severe liquidity crises, even though their assets were performing as well as they had anticipated. Sharp losses were experienced, and many mortgage REITs were forced to sell their assets at sharply discounted prices. The powerful lesson we learned was to be wary of companies that are not able to fund their growth with internally generated capital, but are particularly dependent upon buoyant financial markets for their future growth.

 A more recent example of this involves telecommunication companies that relied on Wall Street to fund the build-out of their systems during the late-1990's. When the capital markets closed to such companies and funding stopped during the last eighteen months, stock prices collapsed. Many companies were forced to file for bankruptcy, wiping out stockholders and, in many cases, creditors. Fortunately, we escaped the severe losses suffered by many investors by mostly avoiding this sector (although our recent investment in the convertible bonds of ONI Systems is the product of a research effort focusing on the better financed survivors in the area, now that they are greatly out of favor).

*Second, we gained a heightened realization of the correlation that exists among seemingly separate and distinct industries. For example, in the wake of the difficulties of Long Term Capital Management, shares of specialty finance companies, real estate investment trusts, and high yield bonds, all of which were well represented in our portfolios, suffered as there was a "flight to quality." Previously, these sectors had traded more independently of each other, without a high degree of correlation. Likewise, investments in industries such as insurance, banking, and thrifts traded in similar fashion to each other, so that when one sector suffered, so did the others. Consequently, we now monitor more intensely our industry diversification and industry relationships in order to avoid the risk that a single factor can damage the performance of several industry sectors at the same time.

*Third, we now have an even stronger awareness of the difficulties that can result in investing in thinly traded securities. Investing in such stocks is particularly rewarding when an investor has a full position in a stock, and other investors enter the market and compete with each other in trying to buy hard-to-purchase securities. The other side of that coin is not so pretty, and it was an experience faced by many small-cap investors during the last several years (by value investors during the mania period and by growth investors during 2000-2001).
 As several investors try to exit a thinly traded security at the same time, the price can be driven down quickly, especially if investors are in a hurry to exit their positions. Consequently, we now have "raised the bar" somewhat when considering such securities. Because of such market dynamics, these stocks often become inefficiently priced and can be bought at attractive valuations. However, we now put greater emphasis on the market dynamics, and will be more patient in buying such securities, knowing that inexpensive stocks often get even more inexpensive, particularly when there is significant selling pressure. On the other hand, we are now more opportunistic in selling thinly-traded securities, not "waiting for the top" to sell, but instead selling a stock as it is moving up on greater than average volume. Recent successes in Michael Baker Corp. and Woodward Governor are two examples of our continued involvement in such companies.

*Last, we realize that our performance suffered somewhat by being underrepresented in certain sectors of the economy. By not having investments in certain fast growing areas of the economy, we missed out on some opportunities to make profitable investments. As we have discussed in recent quarterly letters, we have widened our research efforts. Value investors look for "cheap" stocks. Metaphorically, we should not limit ourselves to trying to get a good deal on economy cars, when getting a bargain purchase on a luxury car might also result in a profitable investment. The Greenspring Fund's recent successful foray into busted convertible bonds issued by financially sound high-tech companies is an example of this altered approach to our investment philosophy, one which has been quite profitable despite the difficult overall environment for high-tech companies.

The financial market during the last year has been a good environment for the Greenspring Fund's style of investing. We believe that as investors' expectations continue to become more realistic, value investors will benefit from having the wind at their backs. Much of the new money that came into the stock market during the late 1990's entered with naive expectations. In fact, a study by Paine Webber during 1999 found that investors who had less than five years experience in investing expected annual gains of 22.6% over the next ten years; investors with more than twenty years experience had expectations of 12.9% returns over the same time period. These expectations are in contrast to the long-term average stock market return of 10.8% from 1900 to the present. Clearly, many newcomers to investing had extremely unrealistic expectations that have recently been dashed.

The Greenspring Fund's investment philosophy functions well in somewhat volatile markets. Sharp market declines usually result in many stocks selling at undeservedly low valuations. We intend to take advantage of these sell-offs by buying stocks and convertible bonds on these declines. Conversely, sharp rallies in certain sectors, or in the market as a whole, present excellent selling opportunities. We anticipate continuing to take advantage of these opportunities to sell securities that have achieved levels that have begun to discount an overly optimistic scenario.

We are happy that value investing has once again proven its worth as a long-term investment philosophy. By better preserving capital during difficult market conditions, and growing it at acceptable rates during better times, practitioners of the value style of investing earn a very attractive rate of return over the long run, without subjecting its practitioners to much of the volatility of the overall market. As we look forward to the next several years in the markets, the Greenspring Fund will move ahead with a broader and more refined value strategy, consciously keeping in mind the lessons we have learned during the last several years, but remaining very excited about our prospects for continuing to provide the strong performance we have achieved during this difficult market environment.

While the financial markets are buffeted from many conflicting crosscurrents emanating from the current economic woes suffered by certain industry sectors, we will seek to continue to generate steady investment returns. We look forward to reporting continued success as this volatile year continues.

		                              Respectfully,


                                          /s/Charles vK. Carlson
		                              Charles vK. Carlson
	                                    President

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                                JUNE 30, 2001
                                 (UNAUDITED)

COMMON STOCKS (47.11%)

  Shares                                                           Value
  ------                                                           -----
              Banks - Regional (2.92%)

  20,800      Carrollton Bancorp                                $   243,360
   9,000      Mercantile Bankshares Corp.                           355,995
  14,476      SunTrust Banks, Inc.                                  937,755
                                                                -----------
                                                                  1,537,110
                                                                -----------

              Business and Public Services (0.75%)

  20,200     *Cendant Corporation                                   393,900
                                                                -----------
                                                                    393,900
                                                                -----------

              Communications Equipment (0.07%)

   5,000     *Agere Systems, Inc. Class A                            37,500
                                                                -----------
                                                                     37,500
                                                                -----------

              Diversified Natural Gas (4.84%)

   7,000      El Paso Corporation                                   367,780
   5,400      Equitable Resources, Inc.                             179,874
  16,800      Kinder Morgan, Inc.                                   844,200
  42,000      NiSource, Inc.                                      1,147,860
                                                                -----------
                                                                  2,539,714
                                                                -----------

              Electric Power Generation (0.29%)

   7,000     *NRG Energy Inc.                                       154,560
                                                                -----------
                                                                    154,560
                                                                -----------

              Electrical Equipment (1.00%)

   8,700      Emerson Electric Co.                                  526,350
                                                                -----------
                                                                    526,350
                                                                -----------
                                   6





                       GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                                JUNE 30, 2001
                                 (UNAUDITED)

COMMON STOCKS (CON'T)

  Shares                                                           Value
  ------                                                           -----

               Electronic Instruments and Controls (0.96%)

  19,300       Technitrol, Inc.                                 $   501,800
                                                                -----------
                                                                    501,800
                                                                -----------

               Engineering Services (1.98%)

  74,400      *Michael Baker Corporation                          1,037,880
                                                                -----------
                                                                  1,037,880
                                                                -----------

               Industrial Gas (0.76%)

  33,400      *Airgas, Inc.                                         397,460
                                                                -----------
                                                                    397,460
                                                                -----------

               Insurance (9.45%)

   8,600       ALFA Corp.                                           214,742
  47,100      *Arch Capital Corp.                                   748,890
  34,450       PartnerRe, Ltd.                                    1,908,530
  65,000       UnumProvident Corp.                                2,087,800
                                                                -----------
                                                                  4,959,962
                                                                -----------

               Manufacturing (0.90%)

  79,150      *Middleby Corporation                                 474,900
                                                                 ----------
                                                                    474,900
                                                                 ----------

               Multi-Industry (0.64%)

  10,000       Pentair, Inc.                                        338,000
                                                                 ----------
                                                                    338,000
                                                                 ----------




                                   7


                         GREENSPRING FUND, INCORPORATED
	                     PORTFOLIO OF INVESTMENTS
                                JUNE 30, 2001
                                 (UNAUDITED)

COMMON STOCKS (CON'T)

  Shares                                                           Value
  ------                                                           -----

              Oil and Gas Exploration/Production (5.88%)

   3,900      Burlington Resources, Inc.                        $   155,805
   8,000     *Chieftan International                                229,920
  11,140      EOG Resources, Inc.                                   396,027
  15,800     *Louis Dreyfus Natural Gas                             550,630
  37,900      Mitchell Energy & Development Corp.                 1,752,875
                                                                -----------
                                                                  3,085,257
                                                                -----------

              Oil and Gas Service (1.12%)

   2,000     *Hanover Compressor Company                             66,180
  15,000     *Maverick Tube Corp.                                   254,250
  20,000     *NS Group, Inc.                                        267,000
                                                                 ----------
                                                                    587,430
                                                                 ----------

              Real Estate (0.30%)

  33,400      Center Trust, Inc.                                    154,976
                                                                 ----------
                                                                    154,976
                                                                 ----------

              Savings Institutions (2.33%)

   3,100      Coastal Bancorp, Inc.                                  94,550
  30,000      Washington Mutual, Inc.                             1,126,500
                                                                 ----------
                                                                  1,221,050
                                                                 ----------

              Semiconductor Components (0.61%)

  14,000     *Vishay Intertechnology, Inc.                          322,000
                                                                 ----------
                                                                    322,000
                                                                 ----------
                                   8









                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                                JUNE 30, 2001
                                 (UNAUDITED)

COMMON STOCKS (CON'T)

  Shares                                                           Value
  ------                                                           -----

              Semiconductor Equipment Manufacturer (0.30%)

  47,400     *Speedfam - IPEC, Inc.                              $  154,998
                                                                 ----------
                                                                    154,998
                                                                 ----------

              Solid Waste Services (0.20%)

  13,400     *Waste Holdings, Inc.                                  104,520
                                                                 ----------
                                                                    104,520
                                                                 ----------

              Telecommunications (0.84%)

  20,000      AT&T Corporation                                      440,000
                                                                 ----------
                                                                    440,000
                                                                 ----------

              Utilities - Electric (4.14%)

  67,000      CMS Energy, Inc.                                    1,865,950
  10,000      Utilicorp United                                      305,500
                                                                 ----------
                                                                  2,171,450
                                                                 ----------

              Utilities - Natural Gas (6.83%)

   1,800      Chesapeake Utilities Corporation                       33,984
  30,000      NICOR, Inc.                                         1,169,400
  58,600      NUI Corporation                                     1,352,488
  29,100      Piedmont Natural Gas Company, Inc.                  1,031,013
                                                                 ----------
                                                                  3,586,885
                                                                 ----------

              Total Common Stocks (Cost $17,688,943)             24,727,702
                                                                 ==========








                                   9

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                                JUNE 30, 2001
                                 (UNAUDITED)

INVESTMENT IN REGISTERED INVESTMENT
   COMPANY (0.97%)

 Principal
  Amount/
  Shares                                                           Value
  ------                                                           -----

  57,400      John Hancock Bank & Thrift Opportunity Fund       $   509,138
                                                                -----------

              Total Investment in Registered Investment
               Company (Cost $412,008)                              509,138
                                                                ===========


BONDS (33.97%)

              Convertible Bonds (32.50%)

$1,585,000    Adaptec, Inc., 4.75%, 2/1/04                        1,387,866
   500,000    Getty Images, Inc., 5%, 3/15/07                       393,750
   350,000    HEALTHSOUTH Corp., 3.25%, 4/1/03                      326,156
   945,000    Heartport, Inc., 7.25%, 5/1/04                        970,988
11,402,000    Network Associates, 0%, 2/18/18                     4,670,065
 1,500,000    ONI Systems, 5%, 10/15/05                           1,152,188
 3,885,000    Personnel Group of America, 5.75%, 7/1/04           1,359,750
 1,145,000    RadiSys Corporation, 5.5%, 8/15/07                    790,765
 2,461,000    SONICblue Incorporated, 5.75%, 10/01/03             1,673,480
 3,707,000    Speedfam - IPEC, Inc., 6.25%, 9/15/04               1,621,813
 2,445,000    TranSwitch Corporation, 4.5%, 9/12/05               1,728,309
 1,160,000    Vitesse Semiconductor, 4%, 3/15/05                    938,150
    47,000    Waste Management, Inc., 4%, 2/1/02                     46,471
                                                                 ----------
                                                                 17,059,751
                                                                 ----------

              Non-Convertible Bonds (1.47%)

   400,000    Sprint Spectrum, 11%, 8/15/06                         423,500
   350,000    Venator Group, Inc., 6.98%, 10/15/01                  348,797
                                                                 ----------
                                                                    772,297
                                                                 ----------

              Total Bonds (Cost $19,509,642)                     17,832,048
                                                                 ==========
                                  10








                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                                JUNE 30, 2001
                                 (UNAUDITED)

COMPANIES IN LIQUIDATION (3.43%)

 Principal
  Amount/
  Shares                                                           Value
  ------                                                           -----

 581,450   *!Hi Shear Industries, Inc.                          $ 1,802,495
                                                                -----------
             Total Companies in Liquidation
              (Cost $1,308,195)                                   1,802,495
                                                                 ----------


SHORT-TERM INVESTMENTS (14.49%)

              Commercial Paper (11.44%)

$2,500,000    American Express, 3.89%, 7/03/01                    2,500,000
 2,000,000    General Electric Capital Corp., 3.75%, 7/12/01      2,000,000
 1,500,000    Household Finance Company, 3.76%, 7/10/01           1,500,000
                                                                 ----------
                                                                  6,000,000
                                                                 ----------

              Other Short-Term Investments (3.05%)

 1,601,857    Temporary Investment Fund, Inc.                     1,601,857
                                                                 ----------
                                                                  1,601,857
                                                                 ----------

              Total Short-Term Investments (Cost $7,601,857)      7,601,857
                                                                 ==========

              Total Investments (99.97%) (Cost $46,520,645)      52,473,240

              Other Assets Less Liabilities (0.03%)                  13,953
                                                                 ----------

              Total Net Assets (100%)                           $52,487,193
                                                                ===========

* Non-income producing securities
! Non-controlled affiliated issuer; affiliated issuers, as defined by the Investment Company Act of 1940, are issuers in which the Fund held 5% or more of the outstanding voting securities.

                        GREENSPRING FUND, INCORPORATED
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2001
                                  (UNAUDITED)

ASSETS

Investments, at market value (Cost $46,520,645)                 $52,473,240
Interest receivable                                                 391,509
Dividends receivable                                                 35,048
Receivable for Fund shares                                           30,397
Prepaid expense                                                       1,146
                                                                -----------
                                                                 52,931,340
                                                                -----------

LIABILITIES

Payable for Fund shares                                               5,000
Payable for securities purchased                                    371,784
Accrued expenses                                                     28,039
Due to investment adviser                                            39,324
                                                                 ----------
                                                                    444,147
                                                                 ----------

NET ASSETS

Capital stock, $.01 par value, authorized 60,000,000 shares,
  outstanding, 2,817,229                                        $52,487,193
                                                                ===========

NET ASSETS CONSIST OF:

Capital stock at par value                                           28,172
Paid in capital                                                  47,109,120
Undistributed net investment income                               1,683,200
Accumulated net realized losses                                  (2,285,894)
Unrealized appreciation of investments                            5,952,595
                                                                -----------
                                                                $52,487,193
                                                                ===========

NET ASSET VALUE PER SHARE                                       $     18.63
                                                                ===========







The accompanying notes are an integral part of these financial statements.

                       GREENSPRING FUND, INCORPORATED
                           STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                 (UNAUDITED)


NET INVESTMENT INCOME

Income
 Interest                                                       $ 1,465,196
 Dividend                                                           235,109
                                                                -----------
  Total Income                                                    1,700,305
                                                                -----------

Expenses
  Investment advisory fees                                          198,542
  Professional fees                                                  26,428
  Administrative fees                                                25,589
  Registration fees                                                  19,778
  Transfer agent fees                                                18,696
  Miscellaneous fees                                                 10,200
  Reports to shareholders                                             9,007
  Custody fees                                                        8,615
  Directors fees                                                      4,750
                                                                 ----------
   Total Expenses                                                   321,605
                                                                 ----------

   Net Investment Income                                          1,378,700
                                                                 ----------



REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS

 Net realized gains on investments                                  533,058

 Net change in unrealized appreciation/depreciation
  of investments                                                  2,628,008
                                                                 ----------
                                                                  3,161,066
                                                                 ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 4,539,766
                                                                ===========








The accompanying notes are an integral part of these financial statements.

                        GREENSPRING FUND, INCORPORATED
                      STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)


                                              Six Months
                                                Ended           Year Ended
                                              June 30,        December 31,
                                                 2001              2000
                                                 ----              ----

OPERATIONS:
 Net investment income                       $ 1,378,700        $ 2,311,260
 Net realized gains/(losses)
  from investments                               533,058          3,386,623
 Net change in unrealized appreciation/
  depreciation of investments                  2,628,008            505,302
                                             -----------        -----------
                                               4,539,766          6,203,185
                                             -----------        -----------

DISTRIBUTION TO SHAREHOLDERS:
 Net investment income                            -              (2,203,042)
 Net realized gain on investments                 -                  -
                                             -----------        -----------
                                                  -              (2,203,042)
                                             -----------        -----------

CAPITAL STOCK TRANSACTIONS:
 Sale of  1,327,736 and  518,957 shares       24,757,261          8,334,340
 Distributions reinvested of 0 and
  128,018 shares                                  -               2,067,212
 Redemption of 1,261,311 and 1,842,546
  shares                                     (23,527,298)       (28,496,930)
                                             -----------        -----------
                                               1,229,963        (18,095,378)
                                             -----------        -----------

TOTAL INCREASE/DECREASE IN NET ASSETS          5,769,729        (14,095,235)

NET ASSETS AT BEGINNING OF PERIOD             46,717,464         60,812,699
                                             -----------        -----------

NET ASSETS AT END OF PERIOD                  $52,487,193        $46,717,464
                                             ===========        ===========





The accompanying notes are an integral part of these financial statements.

                        GREENSPRING FUND, INCORPORATED
                        NOTES TO FINANCIAL STATEMENTS
                                JUNE 30, 2001
                                 (UNAUDITED)

Note 1 - Significant Accounting Policies

Greenspring Fund, Incorporated (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment transactions and related investment income - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of investments - Securities listed on a national securities exchange or the NASDAQ National Market are valued at the last reported sale price on the exchange of major listing as of the close of the regular session of the New York Stock Exchange.

Securities which are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, listed securities for which the last reported sale price is not in the context of the highest closing bid price and the lowest closing offering price, and listed securities whose primary market is believed by the Adviser to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Adviser deems appropriate.

Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that mature, or have an announced call, within 60 days will be amortized on a straight line basis from the market value one day preceding the beginning of the amortization period.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser as directed by the Board of Directors.

                        GREENSPRING FUND, INCORPORATED
	             NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	                           JUNE 30, 2001
                                  (UNAUDITED)

Note 1 - Significant Accounting Policies (Con't)

In determining fair value, the Adviser, as directed by the Board of Directors, considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

Income Taxes - It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

Dividends and distributions to stockholders - The Fund records dividends and distributions to stockholders on the ex-dividend date.

Note 2 - Dividends and Distributions

It is the Fund's policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Accordingly, periodic reclassifications are made within the portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

These dividends are either distributed to shareholders or reinvested by the Fund in additional shares of common stock, which are issued to stockholders. For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the business day previous to the payment date.

As of December 31, 2000, the Fund had capital loss carryforwards of $2,791,375 for federal income tax purposes which may be applied against future net taxable realized gains of each succeeding year until the earlier of their utilization or expiration beginning in 2006.

                        GREENSPRING FUND, INCORPORATED
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JUNE 30, 2001
                                 (UNAUDITED)

Note 3 - Purchases and Sales of Investments

For the six months ended June 30, 2001, purchases and sales of investments, other than short-term investments, aggregated $20,626,391 and $22,244,324, respectively.

For federal income tax purposes, the cost of investments owned at June 30, 2001 was $46,520,645. Net unrealized appreciation of such investments aggregated $5,952,595, which was composed of appreciation of $8,756,797 for those securities having an excess of value over cost, and depreciation of $2,804,202 for those securities having an excess of cost over value.

Note 4 - Transactions with Related Parties

Corbyn Investment Management, Inc. ("Corbyn") serves as the Fund's investment adviser. Under an agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. At June 30, 2001, investment advisory fees payable amounted to $34,959.

Corbyn Investment Management, Inc. also serves as the Fund's administrator. As administrator, Corbyn provides administrative services and personnel for fund accounting, regulatory reporting and other administrative matters. As compensation, the Fund pays Corbyn a fee of $2,500 a month plus 0.04% of average daily net assets up to $250 million, 0.03% of average daily net assets between $250 million and $500 million and 0.025% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. At June 30, 2001, administrative fees payable amounted to $4,365.

As of June 30, 2001, investors for whom Corbyn Investment Management was investment adviser held 592,148 shares of the Fund's common stock.

                        GREENSPRING FUND, INCORPORATED
                             FINANCIAL HIGHLIGHTS
               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       For the
                                         Six
                                       Months
                                        Ended
                                       6/30/01  12/31/00  12/31/99  12/31/98  12/31/97  12/31/96
                                       -------  --------  --------  --------  --------  --------
Net Asset Value,
 Beginning of Period                   $16.98   $15.41    $16.10    $20.04    $17.24    $15.05
                                       ------   ------    ------    ------    ------    ------
Income From Investment Operations
Net Investment Income                    0.49     0.85      1.16      0.76      0.50      0.74
Net Realized and Unrealized
 Gain/Loss on Investments                1.16     1.51     (0.73)    (3.91)     3.58      2.60
                                       ------   ------    -------   -------   ------    ------
Total From Investment Operations         1.65     2.36      0.43     (3.15)     4.08      3.34
                                       ------   ------    -------   -------   ------    ------
Less Distributions
Net Investment Income                  (  -  )   (0.79)    (1.12)    (0.75)    (0.67)    (0.59)
Net Realized Gain on Investments       (  -  )   (  - )    (  - )    (0.04)    (0.60)    (0.56)
Distributions in Excess of
 Net Investment Income                 (  -  )   (  - )    (  - )    (  - )    (0.01)    (  - )
Distributions in Excess of
 Net Realized Gains                    (  -  )   (  - )    (  - )    (  - )    (  - )    (  - )
                                       -------   ------    ------    ------    ------    ------
Total Distributions			   (  -  )   (0.79)    (1.12)    (0.79)    (1.28)    (1.15)
                                       -------   ------    ------    ------    ------    ------
Net Asset Value,
 End of Period                         $18.63    $16.98    $15.41    $16.10    $20.04    $17.24
                                       ======    ======    ======    ======    ======    ======
Total Return                            9.72%    15.64%     2.64%   (15.97%)   23.95%    22.65%
                                       ======    ======    ======   ========   ======    ======
Ratios/Supplemental Data

Net Assets,
 End of Period (000's)                $52,487   $46,717   $60,813   $113,884  $181,214   $91,492
                                      =======   =======   =======   ========  ========   =======
Ratio of Expenses to
 Average Net Assets*                    1.20%     1.24%     1.08%     1.01%     1.00%      1.04%
                                      =======   =======   =======   ========  ========   =======
Ratio of Net Investment
 Income to Average Net Assets*          5.17%     4.83%     6.10%     3.77%     3.10%      4.69%
                                      =======   =======   =======    =======  ========   =======
Portfolio Turnover                     48.03%   100.78%    91.27%    71.62%    46.17%     60.74%
                                      =======   =======   =======    =======  ========   =======

*Annualized

                                  18






































                      GREENSPRING FUND, INCORPORATED
                         PERFORMANCE SINCE INCEPTION



                              GREENSPRING FUND
                HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*

                                  GRAPH


                         7/1/83           $10,000
                       12/31/83            11,223
                       12/31/84            12,692
                       12/31/85            15,238
                       12/31/86            17,668
                       12/31/87            19,304
                       12/31/88            22,389
                       12/31/89            24,762
                       12/31/90            23,149
                       12/31/91            27,626
                       12/31/92            32,190
                       12/31/93            36,906
                       12/31/94            37,952
                       12/31/95            45,082
                       12/31/96            55,291
                       12/31/97            68,532
                       12/31/98            57,585
                       12/31/99            59,108
                       12/31/00            68,354
                        6/30/01            74,996

*Figures include changes in principal value, reinvested dividends and capital gains distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchases.

Average annual returns for the one, five and ten year periods ended June 30, 2001 were 20.62%, 9.12% and 11.00%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown.


                                  19
















                        Greenspring Fund, Incorporated
                        2330 West Joppa Road, Suite 110
                             Lutherville, MD 21093
                                (410) 823-5353
                                (800) 366-3863
                            www.greenspringfund.com




                                 DIRECTORS
                        Charles vK. Carlson, Chairman
                             William E. Carlson
                                David T. Fu
                             Michael J. Fusting
                             Michael T. Godack
                             Richard Hynson, Jr.
                             Michael P. O'Boyle

                                  OFFICERS
                             Charles vK. Carlson
                      President and Chief Executive Officer

                              Michael T. Godack
                        Sr. Vice President and Chief
                              Compliance Officer

                              Michael J. Fusting
                        Sr. Vice President and Chief
                               Financial Officer

                            Elizabeth Agresta Swam
                            Secretary and Treasurer

                              INVESTMENT ADVISER
                     Corbyn Investment Management, Inc.
                      2330 West Joppa Road, Suite 108
                        Lutherville, MD 21093-7207

                               TRANSFER AGENT
                                 PFPC Inc.
                            400 Bellevue Parkway
                            Wilmington, DE 19809
                               (800) 576-7498

                               ADMINISTRATOR
                     Corbyn Investment Management, Inc.
                       2330 West Joppa Road, Suite 108
                         Lutherville, MD 21093-7207

                                 CUSTODIAN
                            PFPC Trust Company
                            8800 Tinicum Blvd.
                          Third Floor, Suite 200
                          Philadelphia, PA 19153

                           INDEPENDENT ACCOUNTANTS
                          PricewaterhouseCoopers LLP
                             250 W. Pratt Street
                           Baltimore, MD 21201-2304

                                LEGAL COUNSEL
                          Kirkpatrick & Lockhart LLP
                        1800 Massachusetts Avenue, N.W.
                          Washington, DC 20036-1800